Pursuant to Rule 497(e)
Registration No. 033-6502

SUNAMERICA INCOME FUNDS

SUNAMERICA HIGH YIELD BOND FUND

Supplement dated September 21, 2009, to the Prospectus

dated July 29, 2009, as supplemented and amended to date

At a special meeting of shareholders held on September 15, 2009 (the “Meeting”), the shareholders of the SunAmerica High Yield Bond Fund (the “Fund”), a series of the SunAmerica Income Funds, approved a new subadvisory agreement between SunAmerica Asset Management Corp. (“SunAmerica”), the Fund’s investment adviser, and Wellington Management Company, LLP (“Wellington”). At this Meeting, shareholders of the Fund also approved the operation of the Fund in a manner consistent with the Fund’s exemptive order from the Securities and Exchange Commission that permits SunAmerica to, among other things, enter into or amend subadvisory agreements with unaffiliated subadvisers upon approval by the Board but without obtaining shareholder approval, subject to certain conditions.

Accordingly, the first paragraph under the heading “Fund Management,” on page 31 of the Prospectus, is hereby deleted and replaced with the following:

“Adviser. SunAmerica selects and manages the investments, provides various administrative services, and supervises the daily business affairs of each Fund, except to the extent it has delegated portfolio management of a Fund to a subadviser. SunAmerica may terminate any agreement with a subadviser at any time. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the High Yield Bond Fund with unaffiliated subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for the High Yield Bond Fund, change the terms of particular agreements with unaffiliated subadvisers for the High Yield Bond Fund or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Funds have the right to terminate an agreement with subadvisers for their respective Fund at any time by a vote of the majority of the outstanding voting securities. Shareholders will be notified of any subadviser changes that are made pursuant to the exemptive order. The termination and subsequent replacement of a subadviser can increase transaction costs and portfolio turnover rates, which may result in distributions of short-term capital gains and other tax consequences to shareholders. The order also permits the High Yield Bond Fund to disclose subadviser fees only in the aggregate to the extent there is more than one subadviser of the High Yield Bond Fund.

SunAmerica is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered approximately $35.3 billion of assets as of June 30, 2009. In addition to managing the Funds, SunAmerica serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, SunAmerica Focused Series, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., Seasons Series Trust, SunAmerica Series Trust, SunAmerica Equity Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC I and VALIC II.”

In addition, effective September 15, 2009, the last two sentences of the fourth paragraph under the heading “Fund Management,” on page 31 of the Prospectus, are hereby deleted and replaced with the following:

“Under the current subadvisory agreement between SunAmerica and Wellington, SunAmerica pays Wellington a subadvisory fee equal to an annual rate of 0.40% of the first $150 million of average daily net assets of the High Yield Bond Fund, 0.35% of the next $350 million and 0.30% thereafter.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP3_IFPRO_7-09

SUNAMERICA INCOME FUNDS

SUNAMERICA HIGH YIELD BOND FUND

Supplement dated September 21, 2009, to the Statement of Additional Information

dated July 29, 2009, as supplemented and amended to date

At a special meeting of shareholders held on September 15, 2009 (the “Meeting”), the shareholders of the SunAmerica High Yield Bond Fund (the “Fund”), a series of the SunAmerica Income Funds, approved a new subadvisory agreement between SunAmerica Asset Management Corp. (“SunAmerica”), the Fund’s investment adviser, and Wellington Management Company, LLP (“Wellington”).

Accordingly, effective September 15, 2009, the last two sentences of the third paragraph under the heading “The Adviser,” on page 60 of the Statement of Additional Information, are hereby deleted and replaced with the following:

“Under the current subadvisory agreement between SunAmerica and Wellington, SunAmerica pays Wellington a subadvisory fee equal to an annual rate of 0.40% of the first $150 million of average daily net assets of the High Yield Bond Fund, 0.35% of the next $350 million and 0.30% thereafter.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI-SUP2_IFPRO_7-09